UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 11, 2012

Cavco Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North Central Avenue, Suite 800, Phoenix, Arizona	85004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (602) 256-6263

Not applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On July 11, 2012, the Company held its 2012 Annual Meeting of Stockholders (“Annual Meeting”) at the Company’s headquarters located at 1001 N. Central Avenue, Suite 800, Phoenix, Arizona. The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1: The nominees listed below were elected directors with the respective votes set forth opposite their names:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Steven G. Bunger	5,543,306	93,669	0
Jack Hanna	5,515,649	121,326	0

Proposal Number 2: Vote to ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2013:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
5,783,430	17,910	2,430	1,087,026
0	0	0	0

Proposal Number 3: Advisory vote on executive compensation as disclosed in the 2012 Proxy Statement:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
4,991,849	639,272	5,854	1,253,821
0	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAVCO INDUSTRIES, INC.

By:	/s/ James P. Glew
James P. Glew
General Counsel and Secretary

    Date: July 13, 2012